UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2013

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:  (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01—Entry into a Material Definitive Agreement

Purchase Agreement

On September 26, 2013, Clayton Williams Energy, Inc. (the “Company”) and several of its direct and indirect wholly owned subsidiaries (collectively, the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with RBS Securities Inc., as representative of the initial purchasers named in Schedule A thereto (collectively, the “Initial Purchasers”), relating to the issuance and sale of $250,000,000 aggregate principal amount of the Company’s 7.75% Senior Notes due 2019 (the “Notes”).  The Notes are part of the same class as the $300 million aggregate principal amount of 7.75% Senior Notes due 2019 the Company issued in March 2011 and the $50 million aggregate principal amount of 7.75% Senior Notes due 2019 the Company issued in April 2011.  The Notes were offered and sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes may be resold to qualified institutional buyers in reliance on Rule 144A of the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Company and the Guarantors also agreed to enter into the Registration Rights Agreement described below.

A copy of the Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Purchase Agreement in this report is only a summary and is qualified in its entirety by the terms of the Purchase Agreement.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, the Company and the Guarantors entered into a registration rights agreement dated as of October 1, 2013 (the “Registration Rights Agreement”) with the Initial Purchasers.  Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) so that holders of the Notes can exchange the Notes for registered notes that have substantially identical terms as the Notes.  In addition, the Company and the Guarantors have agreed to exchange the guarantees related to the Notes for registered guarantees having substantially the same terms as the original guarantees.  The Company and the Guarantors are required to pay additional interest on the Notes if they fail to comply with their obligations to register the Notes by October 1, 2014.

A copy of the Registration Rights Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The description of the Registration Rights Agreement in this report is only a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Relationships

The Initial Purchasers and their affiliates from time to time have provided other investment banking, commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and will receive customary fees and commissions, and they may provide these services to the Company and its affiliates in the future, for which they expect to receive customary fees and commissions.  Certain of the Initial Purchasers or their affiliates are lenders and/or agents under the Company’s revolving credit facility.

Item 2.03—Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Notes were issued pursuant to the indenture dated as of March 16, 2011 (the “Indenture”), among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, a copy of which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K.  The terms of the Notes are identical to the Company’s 7.75% Senior Notes due 2019 issued in March 2011 and April 2011.  A description of certain terms of the Indenture and the Notes is included in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on March 17, 2011, and is incorporated herein by reference.

Item 7.01—Regulation FD Disclosure.

On September 26, 2013, the Company issued a press release announcing the pricing of the Notes. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01—Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

1.1*	Purchase Agreement, dated September 26, 2013, by and among Clayton Williams Energy, Inc., the Guarantors named therein and the Initial Purchasers named therein.

4.1**

Indenture, dated as of March 16, 2011, by and among Clayton Williams Energy, Inc., the Guarantors named therein and Wells Fargo Bank, N.A., as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 1-10924) filed with the SEC on March 17, 2011.

4.2*	Registration Rights Agreement, dated as of September 26, 2013, by and among Clayton Williams Energy, Inc., the Guarantors named therein and the Initial Purchasers named therein.

99.1*	Press release dated September 26, 2013—Clayton Williams Energy, Inc. Announces Pricing of $250 Million Offering of Additional 7.75% Senior Notes

*	Filed herewith

**	Incorporated by reference to the filing indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Dated: October 2, 2013	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and
Chief Operating Officer

Dated: October 2, 2013	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Purchase Agreement, dated September 26, 2013, by and among Clayton Williams Energy, Inc., the Guarantors named therein and the Initial Purchasers named therein.

4.1**

Indenture, dated as of March 16, 2011, by and among Clayton Williams Energy, Inc., the Guarantors named therein and Wells Fargo Bank, N.A., as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 1-10924) filed with the SEC on March 17, 2011.

4.2*	Registration Rights Agreement, dated as of September 26, 2013, by and among Clayton Williams Energy, Inc., the Guarantors named therein and the Initial Purchasers named therein.

99.1*	Press release dated September 26, 2013—Clayton Williams Energy, Inc. Announces Pricing of $250 Million Offering of Additional 7.75% Senior Notes

*	Filed herewith

**	Incorporated by reference to the filing indicated.